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                             SECURITIES AND EXCHANGE COMMISSION

                                   Washington D. C.  20549


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                                          FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(D) OF THE
                              SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                     May 18, 1999


                                Hecla Mining Company
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    (Exact name of registrant as specified in its charter)


                                      Delaware
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        (State or other jurisdiction of incorporation)


            1-8491                                   82-0126240
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(Commission File Number)             (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                                 83815-8788
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(Address of principal executive offices)               (Zip Code)


                             (208) 769-4100
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                     (Registrant's Telephone Number)


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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     Exhibit 99 - Press Release dated May 18, 1999



                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              HECLA MINING COMPANY




                              By  /s/ Michael B. White
                                ----------------------------
                                Name:   Michael B. White
                                Title: Vice President -
                                        General Counsel


Dated:  May 18, 1999












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                                  EXHIBIT INDEX



EXHIBIT NO.              TITLE


99 -          Press Release dated May 18, 1999






























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